UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report:   May 4, 2009
(Date of earliest event reported)

AFFYMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	0-28218	77-0319159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3420 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 731-5000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 4, 2009, we were named as a defendant in a complaint filed by plaintiff Illumina, Inc. in the United States District Court for the Western District of Wisconsin.  In the complaint, plaintiff alleges that we are infringing U.S. Patent No. 7,510,841 by making and selling certain of our GeneChip® products.  Plaintiff seeks a permanent injunction enjoining us from further infringement and unspecified monetary damages.  We believe that plaintiff’s claims are without merit and will vigorously defend against them.

Forward Looking Statements

Except for historical information contained in this current report, the matters set forth in this current report, including statements related to the defense of the litigation described in this current report and any potential results of such litigation, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties (i) that the litigation may result in significant costs and expenses and could divert management’s attention and resources, any of which could adversely affect our business, financial condition or results of operations, (ii) that we may not be successful in defending against these claims, (iii) that we could be forced to make a significant settlement or judgment payment to the plaintiffs and could be required to stop making and selling our GeneChip® products or obtain a license, and (iv) that if we were unable to obtain a license or design around the applicable patents, we would be unable to make or sell our GeneChip® products, which would have a material adverse affect on our business, financial condition, and results of operations, and other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2008 and subsequent filings. These forward-looking statements are based on current information that is likely to change and speak only as of the date hereof. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this current report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMETRIX, INC.

Date: May 4, 2009	By:	/s/ John F. Runkel, Jr.
		Name:	John F. Runkel, Jr.
		Title:	Executive Vice President, General Counsel and Secretary